THE COMMERCE FUNDS (the “Trust”)

Asset Allocation Fund

Supplement dated November 29, 2007 to the Prospectus dated March 1, 2007

Pending Liquidation of the Asset Allocation Fund

The Board of Trustees of the Trust has determined that it is in the best interests of the Asset Allocation Fund (the “Fund”) that the Fund be liquidated and terminated on or about February 29, 2008 (the “Liquidation Date”). The Board made this decision based on the Fund’s declining assets, current expenses and its projected future asset size.

In connection with the pending liquidation, the Fund will discontinue accepting orders for the purchase of Fund shares or exchanges into the Fund from other Commerce Funds after the close of business on February 15, 2008. Purchases through automatic investments, such as 401(k) plans, and dividend reinvestment programs will be allowed to continue through February 26, 2008.

Prior to the Liquidation Date, you may either (1) redeem (sell) your shares, (2) exchange your shares at net asset value for shares of other Commerce Funds or (3) take no action. Redemption and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Features.” If no action is taken by you prior to the Liquidation Date, the Fund will automatically redeem your shares and distribute to you, on or promptly after the Liquidation Date, a liquidating cash distribution equal to your interest in the net assets of the Fund.

It is possible that the Fund may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to the shareholders who receive the distributions (aside from tax-exempt accounts). Also, an exchange of a shareholder’s shares in the Fund for shares of another Commerce Fund, a redemption of the shares for cash or a liquidating distribution to the shareholder on or before the Liquidation Date will, in each case, generally result in capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the shares and the shareholder’s tax basis in the shares.

You should consult your personal tax advisor concerning your particular tax situation and the impact thereon of the liquidation of the Fund.

The pending liquidation may be terminated and abandoned at any time before closing by action of the Board of Trustees.

Please contact the Trust via its toll-free number at 1-800-995-6365 if you have any questions.

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